UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2019

Bigfoot Project Investments Inc.

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Bigfoot Project Investments, Inc.

570 El Camino Real NR-150

Redwood City, CA 94063

(Address of principal executive offices)

(415) 518-8494

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BGFT	OTC Market Pink

Bigfoot Project Investments Inc.

Form 8-K

Current Report

Item 8.01 Other Events – Definitive Share Exchange Agreement

On December 31, 2019, the majority shareholders Bigfoot Project Investments, Inc., (OTC Pink: BGFT) (the “Company” or “Bigfoot Project Investments”) signed a share exchange agreement (the “Agreement”) with Lord Global Corporation. To exchange all shares of Lord Global Corporation stock with Bigfoot Project Investments Inc. stock as specified in the share exchange agreement.

Lord Global Corporation (LORD) plans to use their state of the art augmented and virtual reality technology to create a unique “Searching for Bigfoot” experience highlighting Bigfoot Project Investments years of experience in the exploration and discovery of the imaginary character Bigfoot.

Item 9.01 Exhibits

Exhibit 10.1 – Definitive Share Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bigfoot Project Investments, Inc.

Date: January 7, 2020	By:	/s/ Joseph Cellura
Joseph Cellura
CEO